Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note O: Commitments and Contingencies

Legal and Administrative Proceedings. The Company is engaged in certain legal and administrative proceedings incidental to its normal business activities. In the opinion of management and counsel, based upon currently-available facts, it is remote that the ultimate outcome of any litigation and other proceedings, including those pertaining to environmental matters (see Note A), relating to the Company and its subsidiaries, will have a material adverse effect on the overall results of the Company’s operations, its cash flows or its financial position.

Asset Retirement Obligations. The Company incurs reclamation and teardown costs as part of its mining and production processes. Estimated future obligations are discounted to their present value and accreted to their projected future obligations via charges to operating expenses. Additionally, the fixed assets recorded concurrently with the liabilities are depreciated over the period until retirement activities are expected to occur. Total accretion and depreciation expenses for 2018, 2017 and 2016 were $8,015,000, $8,682,000 and $8,823,000, respectively, and are included in Other operating income and expenses, net, in the consolidated statements of earnings.

The following shows the changes in the asset retirement obligations:

years ended December 31:

(add 000)	2018	2017
Balance at beginning of year	$109,653	$101,106
Accretion expense	5,074	4,768
Liabilities incurred and liabilities assumed in business combinations	4,692	7,940
Liabilities settled	(2,821)	(309)
Revisions in estimated cash flows	5,206	(3,852)
Balance at end of year	$121,804	$109,653

Other Environmental Matters. The Company’s operations are subject to and affected by federal, state and local laws and regulations relating to the environment, health and safety and other regulatory matters. Certain of the Company’s operations may, from time to time, involve the use of substances that are classified as toxic or hazardous within the meaning of these laws and regulations. Environmental operating permits are, or may be, required for certain of the Company’s operations, and such permits are subject to modification, renewal and revocation. The Company regularly monitors and reviews its operations, procedures and policies for compliance with these laws and regulations. Despite these compliance efforts, risk of environmental remediation liability is inherent in the operation of the Company’s businesses, as it is with other companies engaged in similar businesses. The Company has no material provisions for environmental remediation liabilities and does not believe such liabilities will have a material adverse effect on the Company in the future.

Insurance Reserves. The Company has insurance coverage with large deductibles for workers’ compensation, automobile liability, marine liability and general liability claims. The Company is also self-insured for health claims. At December 31, 2018 and 2017, reserves of $48,256,000 and $48,061,000, respectively, were recorded for all such insurance claims. The Company records the reserves based on an actuarial-determined analysis, which calculates development factors that are applied to total case reserves within the insurance programs. While the Company believes the assumptions used to calculate these liabilities are appropriate, significant differences in actual experience and/or significant changes in these assumptions may materially affect insurance costs.

Letters of Credit. In the normal course of business, the Company provides certain third parties with standby letter of credit agreements guaranteeing its payment for certain insurance claims, contract performance and permit requirements. At December 31, 2018, the Company was contingently liable for $36,081,000 in letters of credit, of which $2,301,000 were issued under the Company’s Revolving Facility.

Surety Bonds. In the normal course of business, at December 31, 2018, the Company was contingently liable for $375,561,000 in surety bonds required by certain states and municipalities and their related agencies. The bonds are principally for certain insurance claims, construction contracts, reclamation obligations and mining permits guaranteeing the Company’s own performance. Five of these bonds total $77,603,000, or 21%, of all outstanding surety bonds. The Company has indemnified the underwriting insurance companies, Liberty Mutual and W.R. Berkley, against any exposure under the surety bonds.  In the Company’s past experience, no material claims have been made against these financial instruments.

Borrowing Arrangements with Affiliate. The Company is a co-borrower with an unconsolidated affiliate for a revolving line of credit agreement with BB&T, of which $12,710,000 was outstanding as of December 31, 2018.  The line of credit was amended in January 2018 to extend the maturity to March 2020 and reduce the line of credit from $25,000,000 to $15,500,000. The affiliate has agreed to reimburse and indemnify the Company for any payments and expenses the Company may incur from this agreement. The Company holds a lien on the affiliate’s membership interest in a joint venture as collateral for payment under the revolving line of credit.

In 2014, the Company loaned the unconsolidated affiliate a total of $6,000,000 as an interest-only note due December 31, 2022.

Purchase Commitments. The Company had purchase commitments for property, plant and equipment of $118,664,000 as of December 31, 2018. The Company also had other purchase obligations related to energy and service contracts of $106,360,000 as of December 31, 2018. The Company’s contractual purchase commitments as of December 31, 2018 are as follows:

(add 000)

2019	$181,768
2020	14,177
2021	6,264
2022	3,689
2023	1,931
Thereafter	17,195
Total	$225,024

Capital expenditures in 2018, 2017 and 2016 that were purchase commitments as of the prior year end were $79,345,000, $83,748,000 and $62,927,000, respectively.

Employees. Approximately 11% of the Company’s employees are represented by a labor union. All such employees are hourly employees. The Company maintains collective bargaining agreements relating to the union employees within the Building Materials business and Magnesia Specialties segment. Of the Magnesia Specialties segment, located in Manistee, Michigan and Woodville, Ohio, 100% of its hourly employees are represented by labor unions. The Manistee collective bargaining agreement expires in August 2019. The Woodville collective bargaining agreement expires in June 2022.